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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): April 14, 2004
                                                          --------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Missouri                         0-24571            43-1816913
         ----------                       ---------           ----------
(State or other Jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)










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Item 7.   Financial Statements and Other Exhibits
          ---------------------------------------

         Exhibit 99.1      Press Release dated April 14, 2004

Item 12.  Results of Operation and Financial Condition
          --------------------------------------------

         On April 14, 2004, Pulaski Financial Corp. (the "Company"), the holding company for Pulaski Bank, issued a press release in which it disclosed certain information about its recently completed quarter and announced the timing of its second quarter earnings release and the timing and procedure for participating in a conference call to discuss the second quarter results.

         A copy of the Company's press release dated April 14, 2004 is attached as Exhibit 99.1 and incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 15, 2004                  By: /s/ Ramsey K. Hamadi
                                           -------------------------------------
                                           Ramsey K. Hamadi
                                           Chief Financial Officer











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Exhibit 99.1               Press Release